                                                                     EXHIBIT 3.7


                                RESTATED BYLAWS

                                      OF

                            PEET'S COMPANIES, INC.

                                  AMENDMENTS
                                  ----------

     Section                Effect of Amendment             Date of Amendment
     -------                -------------------             -----------------


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

                               Table Of Contents

                                                                                Page
SECTION 1.  OFFICES............................................................... 1

SECTION 2.  SHAREHOLDERS.......................................................... 1
      2.1   Annual Meeting........................................................ 1
      2.2   Special Meetings...................................................... 1
      2.3   Meetings by Communication Equipment................................... 1
      2.4   Date, Time and Place of Meeting....................................... 1
      2.5   Notice of Meeting..................................................... 2
      2.6   Business for Shareholders' Meetings................................... 2
            2.6.1  Business at Annual Meetings.................................... 2
            2.6.2  Business at Special Meetings................................... 3
            2.6.3  Notice to Corporation.......................................... 3
      2.7   Waiver of Notice...................................................... 3
      2.8   Fixing of Record Date for Determining Shareholders.................... 3
      2.9   Voting Record......................................................... 4
      2.10  Quorum................................................................ 4
      2.11  Manner of Acting...................................................... 4
      2.12  Proxies............................................................... 4
      2.13  Voting of Shares...................................................... 5
      2.14  Voting for Directors.................................................. 5
      2.15  Action by Shareholders Without a Meeting.............................. 5

SECTION 3.  BOARD OF DIRECTORS.................................................... 5

      3.1   General Powers........................................................ 5
      3.2   Number and Tenure..................................................... 5
      3.3   Nomination............................................................ 6
      3.4   Annual and Regular Meetings........................................... 7
      3.5   Special Meetings...................................................... 7
      3.6   Meetings by Communications Equipment.................................. 7
      3.7   Notice of Special Meetings............................................ 7
            3.7.1  Personal Delivery.............................................. 7
            3.7.2  Delivery by Mail............................................... 8

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                              Table Of Contents
                                  (Continued)

                                                                                                Page
            3.7.3  Delivery by Private Carrier..................................................  8
            3.7.4  Facsimile Notice.............................................................  8
            3.7.5  Delivery by Telegraph........................................................  8
            3.7.6  Oral Notice..................................................................  8

      3.8   Waiver of Notice....................................................................  8

            3.8.1  In Writing...................................................................  8
            3.8.2  By Attendance................................................................  8

      3.9   Quorum..............................................................................  9
      3.10  Manner of Acting....................................................................  9
      3.11  Presumption of Assent...............................................................  9
      3.12  Action by Board or Committees Without a Meeting.....................................  9
      3.13  Resignation.........................................................................  9
      3.14  Removal.............................................................................  9
      3.15  Vacancies........................................................................... 10
      3.16  Executive and Other Committees...................................................... 10

            3.16.1  Creation of Committees...................................................... 10
            3.16.2  Authority of Committees..................................................... 11
            3.16.3  Audit Committee............................................................. 11
            3.16.4  Compensation Committee...................................................... 11
            3.16.5  Nominating and Organization Committee....................................... 11
            3.16.6  Quorum and Manner of Acting................................................. 12
            3.16.7  Minutes of Meetings......................................................... 12
            3.16.8  Resignation................................................................. 12
            3.16.9  Removal..................................................................... 12

      3.17  Compensation........................................................................ 12

SECTION 4.   OFFICERS........................................................................... 12

      4.1   Appointment and Term................................................................ 12
      4.2   Resignation......................................................................... 13
      4.3   Removal............................................................................. 13
      4.4   Contract Rights of Officers......................................................... 13

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

                               Table Of Contents
                                  (Continued)

                                                                                               Page
      4.5   Chairman of the Board............................................................... 13
      4.6   President........................................................................... 13
      4.7   Vice President...................................................................... 14
      4.8   Secretary........................................................................... 14
      4.9   Treasurer........................................................................... 14
      4.10  Salaries............................................................................ 14

SECTION 5.    CONTRACTS, LOANS, CHECKS AND DEPOSITS............................................. 14

      5.1   Contracts........................................................................... 14
      5.2   Loans to the Corporation............................................................ 15
      5.3   Checks, Drafts, Etc................................................................. 15
      5.4   Deposits............................................................................ 15

SECTION 6.    CERTIFICATES FOR SHARES AND THEIR TRANSFER........................................ 15

      6.1   Issuance of Shares.................................................................. 15
      6.2   Certificates for Shares............................................................. 15
      6.3   Stock Records....................................................................... 15
      6.4   Restriction on Transfer............................................................. 15
      6.5   Transfer of Shares.................................................................. 16
      6.6   Lost or Destroyed Certificates...................................................... 16

SECTION 7.    BOOKS AND RECORDS................................................................. 16

SECTION 8.    ACCOUNTING YEAR................................................................... 17

SECTION 9.    SEAL.............................................................................. 17

SECTION 10.   INDEMNIFICATION................................................................... 17

      10.1  Right to Indemnification............................................................ 17
      10.2  Restrictions on Indemnification..................................................... 18
      10.3  Advancement of Expenses............................................................. 18
      10.4  Right of Indemnitee to Bring Suit................................................... 18
      10.5  Procedures Exclusive................................................................ 19
      10.6  Nonexclusivity of Rights............................................................ 19
      10.7  Insurance, Contracts and Funding.................................................... 19
      10.8  Indemnification of Employees and Agents of the Corporation.......................... 19

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                               Table Of Contents
                                  (Continued)

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
      10.9  Persons Serving Other Entities.....................................   19

SECTION 11.   AMENDMENTS.......................................................   20

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                                                                          Page v

                                RESTATED BYLAWS

                                      OF

                            PEET'S COMPANIES, INC.

                              SECTION 1.  OFFICES

     The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors (the "Board") may designate. The corporation may have such other offices, either within or without the State of Washington, as the Board may designate or as the business of the corporation may require from time to time.

                           SECTION 2.  SHAREHOLDERS

2.1  Annual Meeting

     The annual meeting of the shareholders shall be held each year, for the purpose of electing Directors and transacting such other business as may properly come before the meeting, on such date between the 90th day and the I 80th day after the close of the corporation's fiscal year and at such place and time as the Board shall by resolution determine. If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held as soon thereafter as may be convenient. At any time prior to the commencement of the annual meeting, the Board may postpone the annual meeting for a period of up to one hundred twenty (120) days from the date fixed for such meeting in accordance with this Section 2.1.

2.2  Special Meetings

     The Chairman of the Board, the President or the Board may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held; provided, however, that upon qualification of the corporation as a
         --------  -------
"public company" under RCW Title 23B the percentage of votes required to call a special meeting shall be 30%.

2.3  Meetings by Communication Equipment

     Shareholders may participate in any meeting of the shareholders by any means of communication by which all persons participating in the meeting can bear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4  Date, Time and Place of Meeting

     Except as otherwise provided herein, all meetings of shareholders including those held pursuant to demand by shareholders as provided herein, shall be held on such date and at such

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

time and place, within or without the State of Washington, designated by or at the direction of the Board.

2.5  Notice of Meeting

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary, to each shareholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, provided that notice of a meeting to act on an amendment to the Restated Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 20 nor more than 60 days before such meeting. Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment which transmits a facsimile of the notice to like equipment which receives and reproduces such notice. If these forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder's address as it appears in the corporation's current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6  Business for Shareholders' Meetings

     2.6.1  Business at Annual Meetings

     In addition to the election of directors, other proper business may be transacted at an annual meeting of shareholders, provided that such business is properly brought before such meeting. After the Closing of a Public Offering, as defined in the Restated Articles of Incorporation of the corporation, to be properly brought before an annual meeting, business must be (a) brought by or at the direction of the Board or (b) brought before the meeting by a shareholder pursuant to written notice hereof, in accordance with subsection 2.6.3 hereof and received by the Secretary not fewer than 60 nor more than 90 days prior to the date specified in subsection 2.1 hereof for such annual meeting (or if less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to the shareholders, not later than the 10th day following the day on which the notice of the date of the annual meeting was mailed or such public disclosure was made). Any such shareholder notice shall set forth (i) the name and address of the shareholder proposing such business;
(ii) a representation that the shareholder is entitled to vote at such meeting and a statement of the number of shares of the corporation which are beneficially owned by the shareholder; (iii) a representation that the shareholder intends to appear in person or by proxy at the meeting to propose such business; and (iv) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at

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                                                                          Page 2
the meeting, the language of the proposal (if appropriate), and any material interest of the shareholder in such business. No business shall be conducted at any annual meeting of shareholders except in accordance with this subsection
2.6.1. If the facts warrant, the Board, or the chairman of an annual meeting of shareholders, may determine and declare that (a) a proposal does not constitute proper business to be transacted at the meeting or (b) business was not properly brought before the meeting in accordance with the provisions of this subsection
2.6.1 and, if, in either case, it is so determined, any such business shall not be transacted. The procedures set forth in this subsection 2.6.1 for business to be properly brought before an annual meeting by a shareholder are in addition to, and not in lieu of, the requirements set forth in Rule 14a-8 under Section
14 of the Securities Exchange Act of 1934, as amended, or any successor provision.

     2.6.2  Business at Special Meetings

     At any special meeting of the shareholders, only such business as is specified in the notice of such Special meeting given by or at the direction of the person or persons calling such meeting, in accordance with Section 2.5 hereof, shall come before such meeting,

     2.6.3  Notice to Corporation

     Any written notice required to be delivered by a shareholder to the corporation pursuant to Section 2.2, subsection 2.6.1 or subsection 2.6.2 hereof must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the corporation's principal office.

2.7  Waiver of Notice

     Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Restated Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance thereat in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.8  Fixing of Record Date for Determining Shareholders

     For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to demand a special meeting; or (c) to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 70 days, and, in the case of a meeting of shareholders, not less than 10 days' prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders. Such a

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

determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date mom than 120 days after the date fixed for the original meeting. If no record date is set for the determination of shareholders entitled to receive payment of any stock dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares) the record date shall be the date the Board authorizes the stock dividend or distribution.

2.9   Voting Record

      At least ten days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares therein, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the corporation for ten days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder's agent.

2.10  Quorum

      A majority of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Restated Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than a majority of such votes are represented at a meeting, the holders of a majority of the votes so represented may adjourn the meeting from time to time without further notice if the new date, time or place is announced at the meeting before adjournment. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented thereat. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business thereat, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment, thereof (unless a new record date is or must be set for the adjourned meeting) notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.11  Manner of Acting

      If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Restated Articles of Incorporation or the Washington Business Corporation Act requires a greater number of affirmative votes.

2.12  Proxies

      A shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified

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

meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

2.13  Voting of Shares

      Except as provided in the Restated Articles of Incorporation or in Section
2.14 hereof each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.

2.14  Voting for Directors

      Each shareholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there am Directors to be elected and for whose election such shareholder has a right to vote. Unless otherwise provided in the Restated Articles of Incorporation or in Section 3.14 hereof, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

2.15  Action by Shareholders Without a Meeting

      Any action which could be taken at a meeting of the shareholders may be taken without a meeting if one or mom written consents setting forth the action so taken am signed by all shareholders entitled to vote on the action and are delivered to the corporation. If not otherwise fixed by the Board, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that all consents are in the possession of the corporation. Action taken by written consent of shareholders without a meeting is effective when all consents are in the possession of the corporation, unless the consent specifies a later effective date. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.

                        SECTION 3.  BOARD OF DIRECTORS

3.1   General Powers

      All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as my be otherwise provided in these Bylaws, the Restated Articles of Incorporation or the Washington Business Corporation Act.

3.2   Number and Tenure

      The Board shall be composed of not less than five nor more than ten Directors, the specific number to be set by resolution of the Board. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Directors need not be

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

shareholders of the corporation or residents of the State of Washington and need not meet any other qualifications.

     At the first election of Directors following the approval by the shareholders of the Restated Articles of Incorporation, the Board of Directors shall be divided into three classes, with said classes to be as equal in number as my be possible. Any Director or Directors in excess of the number divisible by three shall be assigned to Class 1 or to Class 1 and Class 2, as the case may be. At the first election of Directors to such classified Board of Directors, each Class I Director shall be elected to serve until the next ensuing annual meeting of shareholders, each Class 2 Director shall be elected to serve until the second ensuing annual meeting of shareholders and each Class 3. Director shall be elected to serve until the third ensuing annual meeting of shareholders. For so long as the authorized number of Directors, as determined in the manner provided in this Section 3.2 above, exceeds two, at each annual meeting of shareholders following the meeting at which the Board of Directors is initially classified, the number of Directors equal to the number of Directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders. Notwithstanding any of the foregoing provisions of this Section 3.2, Directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of Directors; provided, however, that no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

3.3  Nomination

     Following the close of a Public Offering, as defined in the Restated Articles of Incorporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations for the election of Directors may be made (a) by or at the direction of the Board or (b) by any shareholder of record entitled to vote for the election of Directors at such meeting, provided, however, that a shareholder may nominate persons for election as Directors only if written notice (in accordance with subsection 2.6.3 hereof) of such shareholders intention to make such nominations is received by the Secretary (i) with respect to an election to be held at an annual meeting of the shareholders, not fewer than sixty nor more than ninety days prior to the due specified in Section 2.1 hereof for such annual meeting (or if less than sixty days' notice or prior public disclosure of the date of the annual meeting is given or made to the shareholders, not later than the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made) and (ii) with respect to an election to be held at a special meeting of the shareholders for the election of Directors, not later than the close of business on the seventh business day following the date on which notice of such meeting is first given to shareholders. Any such shareholder's notice shall set forth (a) the name and add of the shareholder who intends to make a nomination; (b) a representation that the shareholder is entitled to vote at such meeting and a statement of the number of shares of the corporation which are beneficially owned by the shareholder; (c) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (d) as to each person the shareholder proposes to nominate for election or re-election as a Director, the name and address of such person and such other information regarding such nominee as would be required in a

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

proxy statement filed pursuant to the proxy rules of The Securities and Exchange Commission had such nominee been nominated by the Board, and a description of any arrangements or understandings between the shareholder and such nominee and any other persons (including their names), pursuant to which the nomination is to be made; and (e) the consent of each such nominee to serve as a Director if elected. If the facts warrant, the Board, or the chairman of a shareholders' meeting at which Directors are to be elected, shall determine and declare that a nomination was not made in accordance with the foregoing procedure and, if it is so determined, the defective nomination shall be disregarded. The right of shareholders to make nominations pursuant to the foregoing procedure is subject to the rights of the holders of any class or series of stock having 3 preference over the Common Stock as to dividends or upon liquidation. The procedures set forth in this Section 3.3 for nomination for the election of Directors by shareholders are in addition to, and not in limitation of, any procedures now in effect or hereafter adopted by or at the direction of the Board or any committee thereof.

3.4  Annual and Regular Meetings

     An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution the Board, or any committee thereof, may specify the time and place either within or without the State of Washington for holding regular meetings thereof without notice other than such resolution.

3.5  Special Meetings

     Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any two Directors and, in the case of any special meeting of any committee designated by the Board, by the Chairman thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Washington as the place for holding any special Board or committee meeting called by them.

3.6  Meetings by Communications Equipment

     Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any mean of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.7  Notice of Special Meetings

     Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

     3.7.1  Personal Delivery

     If notice is given by personal delivery, the notice shall be e5emve if delivered to a Director at least two days before the meeting.

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                                                                          Page 7

     3.7.2  Delivery by Mail

     If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     3.7.3  Delivery by Private Carrier

     If notice is given by private carrier, the notice shall be deemed effective when dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.7.4  Facsimile Notice

     If notice is delivered by wire or wireless equipment which transmits a facsimile of the notice, the notice shall be deemed effective when dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

     3.7.5  Delivery by Telegraph

     If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.7.6  Oral Notice

     If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least two days before the meeting.

3.8  Waiver of Notice

     3.8.1  In Writing

     Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Related Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or person entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

     3.8.2  By Attendance

     A Director's attendance at or participation in a Board or Committee Meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business thereat and does not thereafter vote for or assent to action taken at the meeting.

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

3.9   Quorum

      A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

3.10  Manner of Acting

      If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board meeting shall be the act of the Board, unless the vote of a greater number is required by these Bylaws, the Restated Articles of Incorporation of the Washington Business Corporation Act.

3.11  Presumption of Assent

      A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting , or promptly upon the Director's arrival, to holding the meeting or transacting any business thereat, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.12  Action by Board or Committees Without a Meeting

      Any action which could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.13  Resignation

      Any Director may resign at any time by delivery of written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and unless otherwise specified therein. The acceptance of such resignation shall not be necessary to make it effective.

3.14  Removal

      Until the closing of a Public Offering, as defined in the Restated Articles of Incorporation, the Directors, or any one of them may be removed with or without cause. After the closing of a Public Offering, any Director or the entire Board may be removed only for cause

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by the holders of not less than two-thirds of the shares entitled to elect the
Director or Directors whose removal is sought. Such action may only be taken at a special meeting of the shareholders called expressly for that purpose, provided that notice of the proposed removal which shall include a statement of the charges alleged against the Director, shall have been duly given to the shareholders together with or as a part of the notice of the meeting.

     Where a question of the removal of a Director for cause is to be presented for shareholder consideration, an opportunity must be provided to such Director to present his or her defense to the shareholders by a statement which must accompany or precede the notice of the special meeting of shareholders or, if provided to shareholders prior to the notice of the special meeting, the initial solicitation of proxies seeking authority to vote for the removal of such Director for cause. If not provided, then such proxies may not be voted for removal. The Director involved shall be served with notice of the meeting at which such action is proposed to be taken together with a statement of the specific charges and shall be given an opportunity to be present and to be heard at the meeting at which his or her removal is considered.

     The vacancy created by the removal of a Director under this Section 3.14 shall be filled only by a vote of the holders of two-thirds of the shares then entitled to elect the Director removed. Such vote may be taken at the same meeting at which the removal of such Director was accomplished, or at such later meeting, annual or special, as the shareholders may decide.

3.15  Vacancies

      Subject to the provisions of Section 3.14 hereof and unless the Restated Articles of Incorporation provide otherwise, any vacancy occurring on the Board may be filled by the shareholders, the Board or, if the Directors in office constitute fewer than a quorum, by the affirmative vote of a majority of the remaining Directors. Any vacant office held by a Director elected by the holders of one or more classes or series of shares entitled to vote and be counted collectively thereon shall be filled only by the vote of the holders of such class or series of shares. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.

3.16  Executive and Other Committees

      3.16.1  Creation of Committees

      The Board, by resolution adopted by the greater of (i) a majority of the Directors then in office and (ii) the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members thereto from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, thew Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.

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     3.16.2  Authority of Committees

     Each committee shall have and may exercise all of the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions pertaining thereto and adopted in like manner, except that no such committee shall have the authority to: (a) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (b) approve or propose to shareholders actions or proposals required by the Washington Business Corporation Act to be approved by shareholders, (c) fill vacancies on the Board or any committee thereof, (d) adopt, amend or repeal Bylaws, (e) amend the Restated Articles of Incorporation pursuant to RCW 23B.10.020, (f) approve a plan of merger not requiring shareholder approval or (g) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations; of a class or series of shares, except that the Board may authorize a committee or a senior executive officer of the corporation to do so within its specifically prescribed by the Board.

     3.16.3  Audit Committee

     In addition to any committees appointed pursuant to this Section 3.16, there shall be an Audit Committee, appointed annually by the Board, consisting of at least two Directors who are not members of management. It shall be the responsibility of the Audit Committee to review the scope and results of the annual independent audit of books and records of the corporation, to review compliance with all corporate policies which have been approved by the Board and to discharge such other responsibilities as may from time to time be assigned to it by the Board. The Audit Committee shall meet at such times and places as the members deem advisable, and shall make such recommendations to the Board as they consider appropriate

     3.16.4  Compensation Committee

     The Board may, in its discretion, designate a Compensation Committee consisting of not less than three (3) Directors as it may from time to time determine. The duties of the Compensation Committee shall consist of the following: (a) to establish and review periodically, but not less than annually, the compensation of the officers of the corporation and to make recommendations concerning such compensation to the Board; (b) to consider incentive compensation plans for the employees of the corporation; (c) to carry out the duties assigned to the Compensation Committee under any stock option plan or other plan approved by the corporation, (d) to consult with the President concerning any compensation matters deemed appropriate by the President or the Compensation Committee; and (e) to perform such other duties as shall be assigned to the Compensation Committee by the Board.

     3.16.5  Nominating and Organization Committee

     The Board may, in its discretion, designate a Nominating and Organization Committee consisting of not less than two (2) Directors as it may from time to time determine. The duties of the Nominating and Organization Committee shall consist of the following: (a) to report and make recommendations to the Board on the size and composition of the Board and nominees for Directors; (b) to evaluate the performance of the officers of the corporation and together with

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management, select and recommend to ft Board appropriate individuals for election, appointment and promotion as officers of the corporation and ensure the continuity of capable management, (c) to report and make recommendations to the Board on the organization of the corporation; and (d) to perform such other duties as shall be assigned to the Nominating and Organization Committee by the Board.

     3.16.6  Quorum and Manner of Acting

     A majority of the number of Directors comprising any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but; if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. Except as may be otherwise provided in the Washington Business Corporation Act, if a quorum is present when the vote is taken the act of a majority of the members present shall be the act of the committee.

     3.16.7  Minutes of Meetings

     All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     3.16.8  Resignation

     Any member of any committee may resign at any time by delivering written mace thereof to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective due, and the acceptance of such resignation shall not be necessary to make it effective.

     3.16.9  Removal

     The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

3.17  Compensation

      By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

                             SECTION 4.  OFFICERS

4.1   Appointment and Term

      The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and

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authority to appoint executive officers. As used herein, the term "executive officer" shall mean the Chairman of the Board, the President, any Vice President in charge of a principal business unit, division or function or any other officer who performs a policy-making function. The Board or the President may appoint such other officers and assistant officers to hold office for such period have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2  Resignation

     Any officer may resign at any time by delivering written notice thereof to the corporation. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective date, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.3  Removal

     Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed by any officer authorized to appoint officers or assistant officers.

4.4  Contract Rights of Officers

     The appointment of an officer does not itself create contract rights.

4.5  Chairman of the Board

     If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board as Chairman of such meetings.

4.6  President

     If appointed, the President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the corporation

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4.7  Vice President

     In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board,

4.8   Secretary

      If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9   Treasurer

      If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies; or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all of the duties incident to the office of Treasurer and such other duties as from Lime to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer. If required by the Board, the Treasurer or any Assistant Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine.

4.10  Salaries

      The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

               SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1   Contracts

      The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in thee name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

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5.2  Loans to the Corporation

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3  Checks, Drafts, Etc.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4  Deposits

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

            SECTION 6.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1  Issuance of Shares

     No shams of the corporation shall be issued unless authorized by the Board or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2  Certificates for Shares

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3  Stock Records

     The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the clan and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name sham stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4  Restriction on Transfer

     Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates

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representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

          The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or this corporation otherwise satisfies itself that such transaction is exempt from registration. Neither the offering of the securities nor any offering materials have been reviewed by any administrator under the Securities Act of 1933, as amended, or any applicable state law."

6.5  Transfer of Shares

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6  Lost or Destroyed Certificates

     In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

                         SECTION 7.  BOOKS AND RECORDS

     The corporation shall:

     (a) Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation,

     (b)  Maintain appropriate accounting records,

     (c) Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the

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number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation,

      (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time; and

      (e) Keep a copy of the following records at its principal office:

          (i) the Restated Articles of Incorporation and all amendments thereto as currently in effect;

          (ii)   the Bylaws and all amendments thereto as currently in effect;

          (iii) the minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three years;

          (iv) the financial statements described in Section 23B.16.200(l) of the Washington Business Corporation Act, for the past three years;

          (v) all written communications to shareholders generally within the past three years;

          (vi) a list of the names and business addresses of the current Directors and officers; and

          (vii) the most recent annual report delivered to the Washington Secretary of State.

                          SECTION 8.  ACCOUNTING YEAR

      The accounting year of the corporation shall be the twelve months ending December 31 each year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected

                               SECTION 9.  SEAL

      The Board may provide for a corporate seal which shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

                         SECTION 10.  INDEMNIFICATION

10.1  Right to Indemnification

      Each person who was, is or is threatened to be made a named party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter a "proceeding"), by reason of the fact that be or she is or was a

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Director or officer of the corporation or, that being or having been such a
Director or officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (hereinafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity as such a Director, officer, partner, trustee, employee or agent or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent shall be indemnified and held harmless by the corporation against all expense, liability and loss (including counsel fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, partner, trustee, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Except as provided in Section 10.2 hereof with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section 10 shall be a contract right.

10.2  Restrictions on Indemnification

      No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee finally adjudged to be intentional misconduct or a knowing violation of law, for conduct of the indemnitee finally adjudged to be in violation of Section 23B.08.310 of the Washington Business Corporation Act, for any transaction with respect to which it was finally adjudged that such indemnitee personally received a benefit in money property or services to which the indemnitee was not legally entitled or if the corporation is otherwise prohibited by applicable law from paying such indemnification, except that if
Section 23B.08.560 or any successor provision of the Washington Business Corporation Act is hereafter amended, the restrictions on indemnification set forth in this Section 10.2 shall be as set forth in such amended statutory provision.

10.3  Advancement of Expenses

      The right to indemnification conferred in this Section 10 shall include the right to be paid by the corporation the expenses incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which them is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 10.3.

10.4  Right of Indemnitee to Bring Suit

      If a claim under Section 10.1 or 10.3 hereof this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover

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the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such Suit.

10.5  Procedures Exclusive

      Pursuant to Section 23B.08.560(2) or any successor provision of the Washington B Corporation Act, the procedures for indemnification and advancement of expenses set forth in this Section 10 are in lieu of the procedures required by Section 23B.08.550 or any successor provision of the Washington Business Corporation Act.

10.6  Nonexclusivity of Rights

      The right to indemnification and the advancement of expenses conferred in this Section 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board, contract or otherwise.

10.7  Insurance, Contracts and Funding

      The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this Section 10 and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 10.

10.8  Indemnification of Employees and Agents of the Corporation

      The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (i) With the same scope and effect as the provisions of this Section 10 with respect to the indemnification and advancement of expenses of Directors and officers of the corporation, (ii) pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act, or (iii) as are otherwise consistent with law.

10.9  Persons Serving Other Entities

      Any person who, while a Director, officer or employee of the corporation, is or was serving as a Director or officer of another foreign or domestic corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the corporation shall be deemed to be so serving at the request of the corporation and entitled to indemnification and advancement of expenses under Sections 10.1 and 10.3 hereof.

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                            SECTION 11.  AMENDMENTS

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation subject to approval by a majority of the Continuing Directors as defined in the Restated Articles of Incorporation; provided, however, the Board of Directors may not repeal or amend any bylaw that the shareholders have expressly provided may not be amended or repealed by the Board of Directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of this corporation by the affirmative vote of the holders of not less than two-thirds of the outstanding shares and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Common Stock or Preferred Stock by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of such class or series, voting as a separate voting group.

     The foregoing Bylaws were adopted by the Board on _______________, 1994.

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